EXHIBIT 10.4

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the initial registration statement of Austin Developments Corp. on Form 20-F of our report dated October 10, 2002 in connection with our audits of the financial statements of that company as at May 31, 2002,  2001 and 2000 and for each of the years in the three year period ended May 31, 2002, which report is included in the Form 20-F.

De Visser Gray

CHARTERED ACCOUNTANTS

Vancouver, BC

June 24, 2003